UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2011

Independence Holding Company

(Exact name of registrant as specified in its charter)

Delaware	001-32244	58-1407235
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

96 Cummings Point Road

Stamford, CT 06902

(Address of principal executive offices, including zip code)

(203) 358-8000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 15, 2011, Independence Holding Company (the “Company”) issued a press release announcing the results of its offer to exchange shares of Company common stock for properly tendered and accepted shares of common stock of American Independence Corp.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

Date: August 15, 2011	By:	/s/ Adam C. Vandervoort
Name: Adam C. Vandervoort
Title: Vice President, General Counsel and Secretary

Exhibit 99.1

INDEPENDENCE HOLDING COMPANY 96 CUMMINGS POINT ROAD STAMFORD, CT 06902 NYSE: IHC	CONTACT: DAVID T. KETTIG (212) 355-4141 www.ihcgroup.com

NEWS RELEASE

INDEPENDENCE HOLDING COMPANY

ANNOUNCES RESULTS OF EXCHANGE OFFER

FOR AMERICAN INDEPENDENCE CORP. COMMON STOCK

Stamford, Connecticut, August 15, 2011. Independence Holding Company (NYSE: IHC) today announced the final results of its previously announced offer to exchange shares of its common stock for shares of common stock of American Independence Corp. (NASDAQ: AMIC) (the “Exchange Offer”). The Exchange Offer expired at 5:00 p.m. Eastern Time on Friday, August 12, 2011.

IHC has been advised by Broadridge Corporate Issuer Solutions, Inc., the exchange agent for the Exchange Offer, that 1,109,225 shares of AMIC common stock were validly tendered and not withdrawn as of the expiration of the Exchange Offer, all of which have been accepted for exchange by IHC. In accordance with the terms of the Exchange Offer, IHC will deliver approximately 693,266 shares of its common stock in exchange for the tendered and accepted shares of AMIC common stock. The consideration will be delivered promptly by the exchange agent.

Following the completion of the Exchange Offer, IHC’s total ownership of AMIC will be 76%.

This press release is neither an offer to purchase nor a solicitation to buy any shares of stock, nor is it a solicitation for acceptance of the Exchange Offer.

About Independence Holding Company

IHC is a holding company principally engaged in the life and health insurance business and the acquisition of blocks of policies through its insurance company subsidiaries (Standard Security Life Insurance Company of New York, Madison National Life Insurance Company, Inc. and Independence American Insurance Company) and its managing general underwriters, third-party administrators, and marketing affiliates.  Standard Security Life markets medical stop-loss, small group major medical, short-term medical, major medical for individuals and families, limited medical, group long and short-term disability and life, dental, vision and managed health care products. Madison Life sells group life and disability, employer medical stop-loss, small group major medical, major medical for individuals and families, short-term medical, dental, vision, and individual life insurance. Independence American offers medical stop-loss, small group major medical, short-term medical, and major medical for individuals and families. IHC owns certain subsidiaries through its majority ownership of American Independence Corp. (NASDAQ: AMIC), which is a holding company principally engaged in the insurance and reinsurance business.